                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                            EQUITY GROWTH PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                15.5%
Communication Services        3.7%
Consumer Cyclicals            7.6%
Consumer Staples             16.3%
Energy                        0.5%
Financial                    13.4%
Health Care                   8.4%
Technology                   19.0%
Transportation                0.9%
Utilities                     2.5%
Other                        12.2%
                            100.0%

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
------------------------------------

                              TOTAL RETURNS(2)
                       ------------------------------
                          ONE        AVERAGE ANNUAL
                          YEAR     SINCE INCEPTION(3)
                       ----------  ------------------
PORTFOLIO............      19.29%          26.06%
INDEX................      28.57%          31.36%

1. The S&P 500 Index is an unmanaged index of common stocks.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

TOP FIVE HOLDINGS
                                       PERCENT OF
      SECURITY           INDUSTRY      NET ASSETS
---------------------  -------------  -------------
United Technologies
 Corp.                 Capital Goods         5.2%
Clear Channel
 Communications, Inc.    Consumer            4.8%
                          Staples
Tyco International
 Ltd.                  Capital Goods         4.5%
Loews Corp.              Financial           4.2%
Microsoft Corp.         Technology           3.0%

TOP FIVE SECTORS
                                        VALUE     PERCENT OF
INDUSTRY                                (000)     NET ASSETS
------------------------------------  ---------  -------------
Technology                            $  10,706        19.0%
Consumer Staples                          9,183        16.3%
Capital Goods                             8,712        15.5%
Financial                                 7,517        13.4%
Health Care                               4,728         8.4%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           EQUITY GROWTH PORTFOLIO  S&P 500 INDEX(1)
1/2/97*                    $10,000            $10,000
12/31/97                   $13,305            $13,402
12/31/98                   $15,872            $17,231

*Commencement of operations
In accordance with SEC regulations,
Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

The Equity Growth Portfolio is managed with the objective of obtaining long-term capital appreciation by investing primarily in equity securities of medium and large capitalization companies that, in the judgement of the Portfolio's Adviser, provide above-average potential for capital growth.

For the year ended December 31, 1998, the Portfolio had a total return of 19.29% compared to 28.57% for the S&P 500 Index (the "Index"). For the period from inception on January 2, 1997 to December 31, 1998, the Portfolio had an average annual total return of 26.06% compared to 31.36% for the Index.

While 1998 was a disappointing year for the Portfolio, we were encouraged by our return in the fourth quarter, which we believe bode well for 1999. For the three months ended December 31, 1998, the Portfolio had a total return of 22.56% compared to 21.29% for the S&P 500 Index and 22.72% for the Lipper Growth Index. We spent the early part of the fourth quarter reducing our cyclical and medium capitalization exposure and adding to our larger capitalization technology and health care holdings. This strategy laid the foundation for our performance in the fourth quarter and positions us well for 1999. In particular, performance was boosted by the quarterly returns of United Technologies, America Online, Cisco Systems and Tyco International, which added approximately 1.5%, 1.0%, 0.8% and 0.7% to the Portfolio, respectively.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

But one quarter does not a year make. The Portfolio's performance for the year relative to the Index was clearly disappointing relative to the past five years of outperformance. While some of our large positions performed well in 1998 (notably United Technologies, America Online, Microsoft and Cisco) these gains were not enough to offset the disappointing performance of positions such as Cendant and Continental Airlines earlier in the year.

From a macro-perspective, 1998 was certainly a year to be invested in a select number of large capitalization growth names. We cannot recollect a year that had less breadth to it. For the full year, while the S&P capitalization weighted index climbed 28.6%, the S&P equal weighted index rose only 12.8%. Breadth increased somewhat in the fourth quarter, when the S&P 500 capitalization weighted index returned 21.3% and the S&P 500 equal weighted index gained 17.4%.

Looking out into 1999, against a backdrop of continued low inflation, more modest gross domestic product growth and ongoing fears of emerging markets slowdowns (Latin America taking over in 1999 for Asia) we can easily imagine the U.S. stock market continuing to favor some of the same high growth, megacap companies which performed so well in 1998. Clearly, the U.S. is not pumping on all cylinders and some U.S. based companies with global exposure are somewhat precariously positioned. We view this as a "glass is half full" opportunity. A number of the growth companies we are invested in either have minimal exposure to weak international markets, or have demonstrated an ability to withstand these pressures. We believe this will be a continued period of outperformance by high quality growth companies that can continue to meet or beat expectations.

United Technologies, our top holding, is one such company. While we have reduced our position in the stock from 9.5% earlier in the year, to 5.2% at year end, this is reflective of the stock's outperformance (up approximately 49% in 1998) and not our belief in the ongoing prospects of the company. Despite troubles in Asia (which had accounted for over 15% of company profits) and negative currency trends (which should reverse and add to earnings in 1999), earnings per share and cash flow estimates have continued to increase and the quality of earnings remains very strong. Margin expansion due to aggressive cost cutting actions is ongoing at all major units, the company continues to repurchase its stock and it has begun to make opportunistic acquisitions as a way to jump start revenue growth. With the stock selling at a mere 19 times 1999 earnings per share, we believe significant upside remains to at least $150 over the next 12 months.

Our newest top three holding is Tyco International. This previously cyclical conglomerate has demonstrated an ability to integrate additive acquisitions and increase the service intensity of new and existing businesses. U.S. Surgical and AMP connectors are its two most recent acquisitions which have added to shareholder value. We see continued improving business trends in its disposable health care products, fluid power, commercial/residential security and undersea cable business leading to rising earnings per share and cash flow estimates. With the stock selling at less than 25 times our current 1999 earnings per share estimate of over $3.00 and a growth rate of at least 30% (over 20% organic), we believe this could be a $100 stock over the next 12 months, providing upside potential of at least 30%.

Clear Channel Communications, another large holding, continues to consolidate property in the radio, television and outdoor advertising business and is becoming one of the dominant players in global media. The company's most recent acquisition of Jacor is scheduled to close in the second quarter. In addition to adding to after tax cash flow per share, this is a powerful long-term strategic combination. Clear Channel has been one of the best performing stocks in the S&P 500 over the past several years. We expect this strong management team to continue to take advantage of a consolidating industry with powerful operating trends that should allow them to beat consensus estimates. While some investors are concerned about the internet taking advertising dollars from more traditional media, we believe that the lack of barriers to entry on the internet will force these new companies to use traditional media to push eyeballs to their websites. We remain overweighted in the broadcasting/cable group with additional exposure to Chancellor, Comcast, Time Warner and "the new AT&T".

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

AT&T is at one of those rare moments in a company's history when it is transforming itself from a mature slow growth company into a more acknowledged growth company. CEO Mike Armstrong is using the cash flow from the mature long distance business to enter into high growth businesses such as the internet, broadband and wireless. The pending acquisition of TCI will accelerate the convergence of cable and telephony. Combining our holdings in Telecommunications Inc. with AT&T we now hold a 2.9% position.

Loews is certainly one of our less traditional growth names. With holdings in tobacco, insurance (CNA), offshore drilling (Diamond Offshore), hotels and cash, the company has been compounding book value at 15% for more than a decade. Management has recently begun to repurchase stock again. This is one of the more defensive holdings in our growth portfolio, however, given positive company dynamics we expect it to perform well in a variety of stock market conditions. We see a potential tobacco sale/spin-off as a catalyst to move the stock towards its $140 plus value over the next 12 months. The recently announced BAT/Rothmans transaction could highlight this value.

We opportunistically established a position in General Electric in early October. This position now represents 2.5% of the Portfolio. Consistency of earnings and portfolio management of businesses are the hallmarks to this classic growth company. Service intensity and increased globalization remain key drivers to growth and multiple expansion. One of the big decisions in continuing to own and add to GE positions over the coming couple of years will be the succession of Jack Welch. However, in as much as he does, he appears to be bringing management succession planning to a new level.

January 1999

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1998

                                                                    VALUE
   SHARES                                                           (000)
-------------------------------------------------------------------------

COMMON STOCKS (87.5%)
  CAPITAL GOODS (15.5%)
    AEROSPACE/DEFENSE (2.3%)
       8,100   Cordant Technologies, Inc. ......................  $   304
   (a)18,600   Gulfstream Aerospace Corp........................      990
                                                                  -------
                                                                    1,294
                                                                  -------
    MANUFACTURING (DIVERSIFIED) (10.6%)
       6,900   Textron, Inc. ...................................      524
      33,300   Tyco International Ltd. .........................    2,512
      26,900   United Technologies Corp.........................    2,925
                                                                  -------
                                                                    5,961
                                                                  -------
    OFFICE EQUIPMENT & SUPPLIES (2.6%)
   (a)21,100   Knoll, Inc. .....................................      625
      12,600   Pitney Bowes, Inc. ..............................      832
                                                                  -------
                                                                    1,457
                                                                  -------
  TOTAL CAPITAL GOODS...........................................    8,712
                                                                  -------
  COMMUNICATION SERVICES (3.7%)
    TELECOMMUNICATIONS (LONG DISTANCE) (3.7%)
      16,200   AT&T Corp........................................    1,219
   (a)11,700   MCI WorldCom, Inc. ..............................      839
                                                                  -------
  TOTAL COMMUNICATION SERVICES..................................    2,058
                                                                  -------
  CONSUMER CYCLICALS (7.3%)
    PHOTOGRAPHY/IMAGING (0.5%)
       3,900   Eastman Kodak Co. ...............................      281
                                                                  -------
    PUBLISHING (NEWSPAPERS) (0.5%)
       3,400   Pulitzer Publishing Co. .........................      294
                                                                  -------
    RETAIL (BUILDING SUPPLIES) (1.5%)
      14,100   Home Depot, Inc. ................................      863
                                                                  -------
    RETAIL (GENERAL MERCHANDISE) (0.5%)
    (a)3,600   Costco Co., Inc. ................................      260
                                                                  -------
    RETAIL (SPECIALTY) (2.0.%)
      15,250   Gap, Inc. .......................................      858
    (a)6,200   Staples, Inc. ...................................      271
                                                                  -------
                                                                    1,129
                                                                  -------
    RETAIL (SPECIALTY/APPAREL) (0.7%)
   (a)22,000   Toys 'R' Us, Inc. ...............................      371
                                                                  -------
    SERVICES (COMMERCIAL & CONSUMER) (1.6%)
        (a)9   Berkshire Hathaway, Inc., Class A................      630
      14,733   Nielsen Media Research, Inc. ....................      265
                                                                  -------
                                                                      895
                                                                  -------
  TOTAL CONSUMER CYCLICALS......................................    4,093
                                                                  -------
  CONSUMER STAPLES (16.3%)
    BEVERAGES (NON-ALCOHOLIC) (2.0%)
       6,300   Coca-Cola Co. ...................................      421
      19,500   Coca-Cola Enterprises, Inc. .....................      697
                                                                  -------
                                                                    1,118
                                                                  -------
    BROADCASTING (TV, RADIO, CABLE) (9.1%)
   (a)12,100   Chancellor Media Corp., Class A..................      579
   (a)49,000   Clear Channel Communications, Inc. ..............    2,671
       3,900   Comcast Corp., Class A...........................      224

                                                                    VALUE
   SHARES                                                           (000)
-------------------------------------------------------------------------
       7,200   Comcast Corp., Class A (Special).................  $   423
   (a)16,900   Tele-Communications Liberty Media Group, Class
                 A..............................................      778
    (a)7,600   Tele-Communications, Inc., Class A...............      421
                                                                  -------
                                                                    5,096
                                                                  -------
    ENTERTAINMENT (1.4%)
      13,100   Time Warner, Inc. ...............................      813
                                                                  -------
    FOODS (1.4%)
       5,900   Quaker Oats Co. .................................      351
      14,600   Ralston-Ralston Purina Group.....................      473
                                                                  -------
                                                                      824
                                                                  -------
    TOBACCO (2.4%)
      24,900   Philip Morris Cos., Inc. ........................    1,332
                                                                  -------
  TOTAL CONSUMER STAPLES........................................    9,183
                                                                  -------
  ENERGY (0.5%)
    OIL (INTERNATIONAL INTEGRATED) (0.5%)
       3,500   Exxon Corp.......................................      256
                                                                  -------
  FINANCIAL (13.4%)
    BANKS (MAJOR REGIONAL) (0.5%)
       5,800   Fleet Financial Group, Inc. .....................      259
                                                                  -------
    BANKS (MONEY CENTER) (0.4%)
       3,800   First Union Corp.................................      231
                                                                  -------
    FINANCIAL (DIVERSIFIED) (3.0%)
      11,500   American Express Co. ............................    1,176
      10,700   Citigroup, Inc. .................................      530
                                                                  -------
                                                                    1,706
                                                                  -------
    INSURANCE (LIFE & HEALTH) (0.8%)
       7,000   Reinsurance Group of America, Inc. ..............      425
                                                                  -------
    INSURANCE (MULTI-LINE) (4.5%)
       2,200   American Bankers Insurance Group, Inc. ..........      106
      24,300   Loews Corp.......................................    2,388
                                                                  -------
                                                                    2,494
                                                                  -------
    INSURANCE (PROPERTY--CASUALTY) (3.3%)
       9,100   Ace Ltd. ........................................      313
       7,700   Allstate Corp....................................      298
    (a)4,300   General Re Corp..................................    1,065
       1,100   Progressive Corp.................................      186
                                                                  -------
                                                                    1,862
                                                                  -------
    INVESTMENT BANKING & BROKERAGE (0.5%)
       4,400   Merrill Lynch & Co. .............................      294
                                                                  -------
    INVESTMENT MANAGEMENT (0.4%)
    (a)7,900   PIMCO Advisors Holdings LP.......................      246
                                                                  -------
  TOTAL FINANCIAL...............................................    7,517
                                                                  -------
  HEALTH CARE (8.4%)
    HEALTH CARE (DIVERSIFIED) (0.5%)
       3,400   Johnson & Johnson................................      285
                                                                  -------
    HEALTH CARE (DRUGS--GENERIC & OTHERS) (1.3%)
    (a)7,100   Amgen, Inc. .....................................      743
                                                                  -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

                                                                    VALUE
   SHARES                                                           (000)
-------------------------------------------------------------------------
    HEALTH CARE (DRUGS--MAJOR PHARMS) (5.6%)
       7,200   Eli Lilly & Co. .................................  $   640
       8,500   Merck & Co., Inc. ...............................    1,255
       9,700   Pfizer, Inc. ....................................    1,217
                                                                  -------
                                                                    3,112
                                                                  -------
    HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) (1.0%)
       9,800   Bausch & Lomb, Inc. .............................      588
                                                                  -------
  TOTAL HEALTH CARE.............................................    4,728
                                                                  -------
  TECHNOLOGY (19.0%)
    BIOTECHNOLOGY (1.0%)
   (a)10,800   Genzyme Corp.....................................      537
                                                                  -------
    COMMUNICATION EQUIPMENT (1.2%)
       1,100   Lucent Technologies, Inc. .......................      121
       9,100   Motorola, Inc. ..................................      556
                                                                  -------
                                                                      677
                                                                  -------
    COMPUTERS (HARDWARE) (3.1%)
      15,200   Compaq Computer Corp.............................      637
    (a)6,100   Dell Computer Corp...............................      446
       3,700   International Business Machines Corp.............      684
                                                                  -------
                                                                    1,767
                                                                  -------
    COMPUTERS (NETWORKING) (2.2%)
   (a)13,750   Cisco Systems, Inc. .............................    1,276
                                                                  -------
    COMPUTERS (SOFTWARE & SERVICES) (5.2%)
    (a)4,500   America Online, Inc. ............................      720
   (a)12,300   Microsoft Corp...................................    1,706
   (a)11,800   Novell, Inc. ....................................      214
    (a)6,200   Oracle Corp......................................      267
                                                                  -------
                                                                    2,907
                                                                  -------
    ELECTRONICS (DEFENSE) (3.6%)
   (a)17,300   General Motors, Class H..........................      687
   (a)16,400   Litton Industries, Inc. .........................    1,070
   (a)14,200   Loral Space & Communications Ltd. ...............      253
                                                                  -------
                                                                    2,010
                                                                  -------
    ELECTRONICS (SEMICONDUCTORS) (2.7%)
      12,100   Intel Corp. .....................................    1,435
    (a)1,400   Uniphase Corp....................................       97
                                                                  -------
                                                                    1,532
                                                                  -------
  TOTAL TECHNOLOGY..............................................   10,706
                                                                  -------
  TRANSPORTATION (0.9%)
    AIRLINES (0.9%)
   (a)14,400   Continental Airlines, Inc., Class B..............      482
                                                                  -------
  UTILITIES (2.5%)
    ELECTRICAL EQUIPMENT (2.5%)
      13,900   General Electric Co. ............................    1,419
                                                                  -------
TOTAL COMMON STOCKS (COST $41,512)..............................   49,154
                                                                  -------
                                                                    VALUE
   SHARES                                                           (000)
-------------------------------------------------------------------------
PREFERRED STOCKS (0.3%)
  CONSUMER CYCLICALS (0.3%)
    PUBLISHING (NEWSPAPERS) (0.3%)
       7,500   News Corp. Ltd. ADR (COST $172)..................      185
                                                                  -------

    FACE
   AMOUNT
   (000)
------------

SHORT-TERM INVESTMENT (2.4%)
 REPURCHASE AGREEMENT (2.4%)
      $1,350   Chase Securities, Inc. 4.45%, dated 12/31/98, due
                 1/4/99, to be repurchased at $1,351,
                 collateralized by U.S. Treasury Bonds, 10.375%,
                 due 11/15/12, valued at $1,364 (COST $1,350)...  $ 1,350
                                                                  -------

TOTAL INVESTMENTS (90.2%) (COST $43,034)........................   50,689
                                                                   -------
OTHER ASSETS (12.2%)...................................
  Cash.................................................  $     1
  Receivable for Portfolio Shares Sold.................    6,079
  Receivable for Investments Sold......................      758
  Dividends Receivable.................................       40
  Other Assets.........................................        1    6,879
                                                         -------
LIABILITIES (-2.4%)
  Payable for Investments Purchased....................   (1,294)
  Professional Fees Payable............................      (19)
  Administrative Fees Payable..........................      (10)
  Custodian Fees Payable...............................       (9)
  Investment Advisory Fees Payable.....................       (4)
  Payable for Portfolio Shares Redeemed................       (3)
  Other Liabilities....................................      (14)  (1,353)
                                                         -------   -------
NET ASSETS (100%)...............................................   $56,215
                                                                   -------
                                                                   -------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE
Applicable to 3,722,880 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)...............................   $15.10
                                                                   -------
                                                                   -------
NET ASSETS CONSIST OF:
Paid in Capital.................................................   $50,637
Undistributed Net Investment Income.............................       72
Accumulated Net Realized Loss...................................   (2,149)
Unrealized Appreciation on Investments..........................    7,655
                                                                   -------
NET ASSETS......................................................   $56,215
                                                                   -------
                                                                   -------

---------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

---------------

At December 31, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                NET
  COST     APPRECIATION   (DEPRECIATION)   APPRECIATION
  (000)        (000)           (000)           (000)
---------  -------------  ---------------  -------------
$  43,606    $   7,859       $    (776)      $   7,083

For the year ended December 31, 1998, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $73,294,000 and $40,564,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1998.

At December 31, 1998, the Portfolio had available capital loss carryforwards of approximately $879,000 to offset future net capital gains, to the extent provided by regulations, through December 31, 2006. To the extent that capital loss carryforwards are used to offset future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1998 to December 31, 1998, the Portfolio incurred and elected to defer until January 1, 1999, for U.S. Federal income tax purposes net capital losses of approximately $699,000.
----------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                               YEAR ENDED
                                                                        DECEMBER 31, 1998
                                                                                    (000)
-----------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                             $      255
  Interest                                                                      78
                                                                           -------
    Total Income                                                               333
                                                                           -------
EXPENSES:
  Investment Advisory Fees                                                     162
  Less: Fees Waived                                                           (136)
                                                                           -------
  Net Investment Advisory Fees                                                  26
  Administrative Fees                                                           79
  Shareholder Reports                                                           52
  Custodian Fees                                                                44
  Professional Fees                                                             43
  Directors' Fees and Expenses                                                   2
  Other                                                                          5
                                                                           -------
    Net Expenses                                                               251
                                                                           -------
Net Investment Income                                                           82
                                                                           -------
NET REALIZED LOSS ON:
  Investments Sold                                                          (2,114)
                                                                           -------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                6,719
                                                                           -------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation         4,605
                                                                           -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $    4,687
                                                                           -------
                                                                           -------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                       PERIOD FROM
                                                                                YEAR ENDED        JANUARY 2, 1997*
                                                                         DECEMBER 31, 1998    TO DECEMBER 31, 1997
                                                                                     (000)                   (000)
------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                           $    82                $    22
  Net Realized Gain (Loss)                                                         (2,114)                   665
  Change in Unrealized Appreciation/Depreciation                                    6,719                    936
                                                                               ----------               --------
  Net Increase in Net Assets Resulting from Operations                              4,687                  1,623
                                                                               ----------               --------
DISTRIBUTIONS:
  Net Investment Income                                                                --                    (21)
  Net Realized Gain                                                                  (211)                  (490)
                                                                               ----------               --------
  Total Distributions                                                                (211)                  (511)
                                                                               ----------               --------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                                                        45,859                 11,079
 Distributions Reinvested                                                             211                    374
 Redeemed                                                                          (6,750)                  (146)
                                                                               ----------               --------
 Net Increase in Net Assets Resulting from Capital Share Transactions              39,320                 11,307
                                                                               ----------               --------
 Total Increase in Net Assets                                                      43,796                 12,419
NET ASSETS:
  Beginning of Period                                                              12,419                     --
                                                                               ----------               --------
  End of Period (Including undistributed net investment income of $72
    and $1, respectively)                                                         $56,215                $12,419
                                                                               ----------               --------
                                                                               ----------               --------
------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                                                             3,215                    956
      Shares Issued on Distributions Reinvested                                        14                     30
      Shares Redeemed                                                                (481)                   (11)
                                                                               ----------               --------
    Net Increase in Capital Shares Outstanding                                      2,748                    975
                                                                               ----------               --------
                                                                               ----------               --------
------------------------------------------------------------------------------------------------------------------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                          PERIOD FROM
                                                                     JANUARY 2, 1997*
                                                    YEAR ENDED        TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS           DECEMBER 31, 1998                   1997
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $          12.74       $          10.00
                                                      -------                -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                  0.02                   0.02
  Net Realized and Unrealized Gain                       2.43                   3.27
                                                      -------                -------
  Total From Investment Operations                       2.45                   3.29
                                                      -------                -------
DISTRIBUTIONS
  Net Investment Income                                    --                  (0.02)
  Net Realized Gain                                     (0.09)                 (0.53)
                                                      -------                -------
  Total Distributions                                   (0.09)                 (0.55)
                                                      -------                -------
NET ASSET VALUE, END OF PERIOD               $          15.10       $          12.74
                                                      -------                -------
                                                      -------                -------
TOTAL RETURN                                            19.29%                 33.05%
                                                      -------                -------
                                                      -------                -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)            $         56,215       $         12,419
Ratio of Expenses to Average Net Assets                  0.85%                  0.85%**
Ratio of Net Investment Income to
  Average Net Assets                                     0.28%                  0.41%**
Portfolio Turnover Rate                                   149%                   172%
-------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period:
  Per Share Benefit to Net Investment
    Income                                   $           0.04       $           0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                         1.31%                  2.05%**
  Net Investment Loss to Average Net
    Assets                                              (0.18)%                (0.80)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective January 6, 1999, the Fund's name changed to the Morgan Stanley Dean Witter Universal Funds, Inc. As of December 31, 1998, the Fund was comprised of eleven separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). An additional Portfolio, the Money Market Portfolio, commenced operations on January 5, 1999.

The accompanying financial statements relate to the Equity Growth Portfolio. Please refer to the Investment Overview for the Portfolio's investment objectives.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

The investment techniques of the Fund described in the following notes (5-11) are applicable to certain, but not all, of the Portfolios of the Fund.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time is was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When a Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the custodian's records for the Portfolio's regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. A Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and
(2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchased securities cannot exceed the total amount invested.

9. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

10. SWAP AGREEMENTS: Certain Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market- linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. A Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instrument to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                      FROM            MORE
     FIRST        $500 MILLION        THAN
 $500 MILLION     TO $1 BILLION    $1 BILLION
---------------  ---------------  -------------
       0.55%            0.50%           0.45%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local adminstration fees in connection with doing business in certain emerging market countries.

D. CUSTODIANS: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. The Fund's assets held outside the United States have been held by Morgan Stanley Trust Company ("MSTC"), which was an affiliate of the Adviser prior to October 1, 1998. On October 1, 1998, MSTC was acquired by the Chase Manhattan Bank. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: At December 31, 1998 the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in foreign currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Morgan Stanley Dean Witter Universal Funds, Inc.
(formerly Morgan Stanley Universal Funds, Inc.)--
Equity Growth Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc.--Equity Growth Portfolio (hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period January 2, 1997 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 8, 1999

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                      FEDERAL TAX INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

For the year ended December 31, 1998, the percentage of distributions taxable as ordinary income for the Portfolio, as reported on Form 1099-DIV, that qualify for the dividends received deduction for corporations is 7.2%.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director,
  Morgan Stanley Dean Witter Investment Management Inc.
  and Morgan Stanley Dean Witter Investment Management
  Limited;
 Managing Director,
  Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal,
  Morgan Stanley Dean Witter Investment Management Inc.
  and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

OFFICERS

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER

Karl O. Hartmann
ASSISTANT SECRETARY

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

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THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY
THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

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